SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report, November 16, 1998. Date of earliest event reported, January 15,
                                      1996

             (Exact name of registrant as specified in it's charter)

                                LOCH HARRIS, INC.

State  of  Incorporation            IRS  Employer  Identification Number
------------------------
Nevada                              87-0418799

515  Capital  of  Texas  Highway,  Suite 245             Austin, Texas 78746
--------------------------------------------------------------------------------
(Address  of  principal  executive  offices)                            Zip Code

Registrant's  telephone  number,  including  area  code:  (512)  328-7808

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

Item  1.  Changes  in  Control  of  Registrant.

          None

Item  2.  Acquisition  or  Disposition  of  Assets.

          None

Item  3.  Bankruptcy  or  Receivership.

          Not  applicable.

Item  4.  Changes  in  Registrant's  Certifying  Accountant.

     Brenda Stermer, CPA for Loch Harris Inc. was engaged as the principal accountant to audit the Registrant's financial statements, and upon whom registrant has been waiting for completion of audits for SEC filings. On or about November 16, 1998, Registrant received notice from Brenda Stermer that she was not able to complete the audit and required certifications and formally resigned

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as  Principal  Auditor for Loch Harris, Inc. The Board of Directors has accepted the resignation. To the registrants information during the past two fiscal years reports on the Registrant's financial statements neither contained any adverse opinions or disclaimers nor were qualified or modified as to uncertainty.

     During the past two fiscal years and through and through November 16, 1998, there were no disagreements with the Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     A Copy of the letter from Brenda Stermer to the Issuer is attached hereto as Exhibit "A" which expressly provides the information and disclosures required by Item 304(a)(3) of Regulation S-K and which were provided prior to the filing of this Current Report on Form 8-K.

     A. Pursuant to action approved by the Registrant's Board of Directors, the Registrant retained BROWN, GRAHAM & COMPANY, P. 0. Box 872, Georgetown, Texas
78627-0872  as  it  auditors  as  of  November  16,  1998.

Item  5.  Other  Events.

     The official corporate office has been relocated from 515 Capital of Texas Highway, Suite 245, Austin, Texas 78746 to Executive Plaza, 14205 Burnet Rd., Suite 640, Austin, Texas 78728. The telephone numbers remain: (512) 328-7808 and the Fax Number is (512) 341-7721.

Item  6.  Resignations  of  Registrant's  Directors.

          None.  Not  Applicable.

Item  7.  Financial  Statements  and  Exhibits.

          None.  Not  applicable.

Item  8.  Changes  in  Fiscal  Year.

     During this time period the Board of Directors changed the fiscal year that was used in its most recent filing with the commission. The new fiscal year is July 1, 1997 through June 30, 1998. Appropriate filings are forthcoming.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.

LOCH  HARRIS,  INC.     Registrant


/s/  Rodney  Boone                           /s/  Mark  Baker
---------------------------------            -----------------------------------
     Rodney  Boone, President 11/ 17/98           Mark Baker, Secretary 11/17/98

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                                   EXHIBIT "A"

November  16,1998

Loch  Harris,  Inc
14205  Burnet  Rd.,  Suite  640
Austin,  TX  78728

Attention:  Mark  Baker

Dear  Mark:

Please accept this letter as my resignation as, Principal Auditor for Loch Harris, Inc. I am no longer in a position to complete SEC audits and required certifications. Within the last two years, I have had no adverse opinion or disagreement with the management of Loch Harris, Inc., or any of its subsidiaries, either in principle, practice, financial statement disclosure, or scope of procedure. I know of no information that materially impairs the fairness or reliability of my previously issued audit reports or financial statements. We have no disagreements on reportable events and no information has come to my attention that made me unwilling to rely on management's representations.

Due to the number of subsidiaries of Loch Harris, Inc., the scope of Loch's audit has been increased, which has created time constraints on the completion of work to be performed. In our discussions you have authorized me to fully respond to any and all inquiries of my successor and I shall address them and present my views on the same.

I have appreciated the opportunity of working with Loch Harris, Inc., a growing company with much potential. If I can assist in any way, please don't hesitate to call.

Sincerely,

/s/  Brenda  Stermer
-------------------
     Brenda  Stermer,  CPA

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